EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main (408) 567-1800 Fax

ROVI CORPORATION REPORTS FOURTH QUARTER FINANCIAL PERFORMANCE

SANTA CLARA, Calif. (BUSINESS WIRE)—February 11, 2010—Rovi Corporation (NASDAQ: ROVI), announced today, fourth quarter 2009 revenues of $138.0 million, compared to $118.2 million for the fourth quarter of 2008. Fourth quarter 2009 GAAP net income was $2.6 million, compared to a net loss of $211.2 million for the fourth quarter of 2008. GAAP diluted net income per common share for the quarter was $0.02, compared to a loss per common share of $2.07 for the fourth quarter of 2008.

On a non-GAAP Adjusted Pro Forma basis, Adjusted Pro Forma Income was $52.0 million in the fourth quarter of 2009, compared to $32.8 million in the fourth quarter of 2008.  Adjusted Pro Forma Income Per Common Share for the fourth quarter of 2009 was $0.50, compared to $0.32 for the fourth quarter of 2008. Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income.  Adjusted Pro Forma Income is defined as pro forma income (loss) from continuing operations, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under ASC 470-20 (formerly known as FSP APB 14-1) and the reversals of discrete tax reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, insurance settlements, payments to note holders and for related expenses to allow for early redemption, payment of court awarded fees and gains on sale of strategic investments.  While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures. Management has been using Adjusted Pro Forma measures since the acquisition of Gemstar-TV Guide International (“Gemstar”).  Management did so, in part, because it believes that including Gemstar’s operating results only for the period since its acquisition on May 2, 2008 diminishes the comparative value of results from the prior year.  Management believes it is useful to measure the results on an Adjusted Pro Forma basis, assuming the Gemstar acquisition was consummated on January 1, 2007.  The Adjusted Pro Forma results also exclude the Company’s Software, Games, eMeta and TV Guide Magazine businesses, which were sold in 2008; and the TVG Network, TV Guide Network and TV Guide Online businesses, which were sold during the first quarter of 2009.  Reconciliations between GAAP pro forma and Adjusted Pro Forma results from operations are provided in the tables below.

“We had an excellent year, beating the high end of all financial estimates we set for ourselves at the beginning of the year.  We grew revenues by 17% in Q4 2009 compared to the same period in 2008, with double digit growth in each of our primary vertical markets, and we grew Adjusted Pro Forma Income Per Common Share by 56% during the same period,” said Fred Amoroso, President and CEO of Rovi.  “In addition, we achieved a number of important business objectives during the fourth quarter, including continuing to pay down debt, signing a number of important customer wins, continuing to expand our data licensing business, and especially, continuing to make significant progress on our TotalGuide solution.”

“Our 2010 revenue and Adjusted Pro Forma Income Per Common Share estimates remain unchanged with a range of $505 million to $535 million and $1.80 to $2.00, respectively,” added James Budge, Chief Financial Officer.

GAAP to Adjusted Pro Forma Reconciliation

Rovi Corporation provides non-GAAP or Adjusted Pro Forma information. References to Adjusted Pro Forma information are non-GAAP pro forma measures.  The Company provides Adjusted Pro Forma financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations.  Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with GAAP. The Adjusted Pro Forma information does not substitute for any performance measure derived in accordance with GAAP, including, but not limited to, GAAP basis pro forma information.  Rovi Corporation believes that providing Adjusted Pro Forma financial information is useful to investors. Adjusted Pro Forma financial information assumes all acquisitions and divestitures prior to March 31, 2009 (including the Gemstar acquisition and the Software, Games, eMeta, TV Guide Magazine, TVG Network, TV Guide Network and TV Guide Online divestures), as well as any discontinued operations and product lines were effective on January 1, 2007.  Additionally, the TVG Network, TV Guide Network and TV Guide Online businesses are assumed to have been sold for aggregate proceeds of $275 million which is assumed to have reduced the debt issued in conjunction with the acquisition of Gemstar.  Further, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share exclude the effect of non-cash items and items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results, or that the Company expects to be incurred over a limited period of time.  While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as management considers it a proxy for capital expenditures.

The Company’s management evaluates and makes operating decisions about its business operations primarily based upon Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under ASC 470-20 (formerly known as FSP APB 14-1), the reversals of discrete tax reserves, equity-based compensation, transaction costs, transition and integration costs, restructuring and asset impairment charges, insurance settlements, payments to note holders and related expenses to allow for early redemption, payment of court awarded fees and gains on sale of strategic investments; items management does not consider to be “core costs” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  The income statement line items impacted in the adjustment from GAAP to the Adjusted Pro Forma presentation in this earnings release are cost of revenues; research and development; selling, general and administrative; amortization; restructuring and asset impairment charges; interest expense; loss on debt redemption, gain on sale of strategic investments and income tax (benefit) expense.

For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, insurance settlements, losses on debt redemption, payment of court awarded fees and gains on sale of strategic investments for the same reason.  Management excludes discontinued product lines as it believes this exclusion is as meaningful for comparability purposes as excluding the results from a business that meets the criteria to be classified as discontinued operations on a GAAP basis.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management includes the benefit of the convertible debt call option, which allows the Company to purchase up to 7.96 million shares of its own stock at approximately $28.28, that is excluded from GAAP EPS calculation as it is anti-dilutive, because the pragmatic reality is management would exercise this option rather then allow this dilution to occur.

Management uses these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Adjusted Pro Forma measures may have limited usefulness in comparing companies.  Management believes, however, that providing this Adjusted Pro Forma financial information, in addition to the GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company has provided Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does. Reconciliations between pro forma and Adjusted Pro Forma results of operations are provided in the tables below.

Dial-in Information
Rovi Corporation will hold an investor conference call at 4:30 p.m. Eastern time on February 11, 2010.  Investors and analysts interested in participating in the conference are welcome to call 877-941-8609 (or international +1 480-629-9818) and reference the Rovi call.

The conference call can also be accessed via live webcast at www.rovicorp.com on February 11, 2010 at 4:30 p.m. Eastern time. The on-demand audio webcast of the earnings conference call will be made available as soon as practicable after the live webcast ends.

A replay of the conference call will be available through February 15, 2010 and can be accessed by calling 800-406-7325 (or international +1 303-590-3030) and entering passcode 4202156#. A replay of the audio webcast will be available on Rovi Corporation’s website approximately 1-2 hours after the live webcast ends and will remain on Rovi Corporation’s website until our next quarterly earnings call.

About Rovi Corporation
Rovi Corporation is focused on revolutionizing the digital entertainment landscape by delivering solutions that enable consumers to intuitively discover new entertainment from many sources and locations. The company also provides extensive entertainment discovery solutions for television, movies, music and photos to its customers in the consumer electronics, cable and satellite, entertainment and online distribution markets. These solutions, complemented by a leading collection of entertainment data, create the connections between people and technology, and enable them to discover and manage entertainment in an enjoyable form.

Rovi Corporation holds over 4,400 issued or pending patents and patent applications worldwide. It is headquartered in Santa Clara, California, with numerous offices across the United States and around the world including Japan, Hong Kong, Luxembourg, and the United Kingdom. More information about Rovi Corporation can be found at www.rovicorp.com.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and future opportunities for product, market or customer expansion.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2009 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

# # #
Investor Contact:
James Budge
Rovi Corporation
+1 (408) 562-8400

Lauren Landfield
Rovi Corporation
+1 (408) 562-8400

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Revenues	$138,002	$118,170	$483,911	$330,045

Costs and expenses:
Cost of revenues	20,511	13,233	65,916	44,568
Research and development	24,912	24,941	94,632	67,714
Selling, general and administrative	34,700	34,584	133,207	114,614
Depreciation	4,804	5,010	18,408	13,832
Amortization	20,637	20,417	81,934	59,139
Restructuring and asset impairment charges	-	-	53,619	-
Total costs and expenses	105,564	98,185	447,716	299,867

Operating income from continuing operations	32,438	19,985	36,195	30,178
Interest expense	(10,595)	(19,136)	(52,028)	(54,834)
Interest income and other, net	696	1,236	4,394	11,732
Loss on debt redemption	-	-	(8,687)	-
Gain on sale of strategic investments	-	-	-	5,238
Income (loss) from continuing operations before income taxes	22,539	2,085	(20,126)	(7,686)
Income tax expense (benefit)	22,007	(5,809)	(1,421)	(23,409)
Income (loss) from continuing operations, net of tax	532	7,894	(18,705)	15,723
Discontinued operations, net of tax	2,095	(219,115)	(34,246)	(129,783)
Net income (loss)	$2,627	$(211,221)	$(52,951)	$(114,060)

Basic earnings per common share:
Basic earnings per share from continuing operations	$0.01	$0.08	$(0.18)	$0.18
Basic earnings per share from discontinued operations	$0.02	$(2.15)	$(0.34)	$(1.50)
Basic net earnings per share	$0.03	$(2.07)	$(0.52)	$(1.32)

Shares used in computing basic earnings per share	101,895	100,990	100,860	85,334

Diluted earnings per common share:
Diluted earnings per share from continuing operations	$0.00	$0.08	$(0.18)	$0.18
Diluted earnings per share from discontinued operations	$0.02	$(2.15)	$(0.34)	$(1.50)
Diluted net earnings per share	$0.02	$(2.07)	$(0.52)	$(1.32)

Shares used in computing diluted earnings per share	104,549	101,001	100,860	85,357

See notes to the GAAP Consolidated Financial Statements in our Form 10-K.

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)
ASSETS
	December 31,	December 31,
	2009	2008
Current assets:
Cash and cash equivalents	$165,410	$199,188
Short-term investments	107,362	77,914
Restricted cash	36,838	-
Trade accounts receivable, net	71,875	84,020
Taxes receivable	6,363	-
Deferred tax assets, net	7,844	29,537
Prepaid expenses and other current assets	10,661	12,053
Assets held for sale	-	329,522
Total current assets	406,353	732,234
Long-term marketable securities	26,674	84,955
Property and equipment, net	43,124	45,352
Finite-lived intangible assets, net	779,371	895,071
Long-term deferred tax assets, net	13,691	-
Other assets	27,861	50,387
Goodwill	854,065	828,185
	$2,151,139	$2,636,184
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$81,369	$85,686
Taxes payable	-	8,996
Deferred revenue	16,536	14,376
Current portion of debt and capital lease obligations	18,486	5,842
Liabilities held for sale	-	56,021
Total current liabilities	116,391	170,921
Taxes payable, less current portion	80,675	73,009
Deferred tax liability, net	-	9,914
Long-term debt and capital lease obligations, less current portion	411,551	855,160
Deferred revenue, less current portion	4,919	4,909
Other non current liabilities	17,334	7,076
	630,870	1,120,989
Stockholders’ equity:
Common stock	106	103
Treasury stock	(25,068)	(25,068)
Additional paid-in capital	1,657,888	1,602,667
Accumulated other comprehensive loss	(2,078)	(4,879)
Accumulated deficit	(110,579)	(57,628)
Total stockholders’ equity	1,520,269	1,515,195
	$2,151,139	$2,636,184

See notes to the GAAP Consolidated Financial Statements in our Form 10-K.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS)
(UNAUDITED)
	Three Months Ended			Three Months Ended
	December 31, 2009			December 31, 2008

	GAAP		Adjusted	GAAP		Adjusted
Revenues:	Pro Forma (8)	Adjustments	Pro Forma	Pro Forma	Adjustments	Pro Forma
Service providers(1)	$62,451	$-	$62,451	$50,890	$-	$50,890
Consumer electronics manufacturers (1)	61,247	-	61,247	53,495	-	53,495
Other	14,304	-	14,304	13,785	-	13,785
	138,002	-	138,002	118,170	-	118,170
Costs and expenses:
Cost of revenues (2)	20,511	(3,651)	16,860	13,233	(575)	12,658
Research and development (3)	24,912	(1,465)	23,447	24,941	(1,252)	23,689
Selling, general and adminstrative (4)	34,700	(4,718)	29,982	34,585	(5,423)	29,162
Depreciation (5)	4,804	-	4,804	5,010	-	5,010
Amortization	20,637	(20,637)	-	20,417	(20,417)	-
Total operating expenses	105,564	(30,471)	75,093	98,186	(27,667)	70,519
Operating income from continuing operations	32,438	30,471	62,909	19,984	27,667	47,651
Interest expense (6)	(10,595)	5,396	(5,199)	(12,986)	3,583	(9,403)
Interest income and other, net	696	-	696	1,235	-	1,235
Income from continuing operations before taxes	22,539	35,867	58,406	8,233	31,250	39,483
Income tax expense (benefit) (7)	22,007	(15,582)	6,425	(3,780)	10,431	6,651
Income from continuing operations	$532	$51,449	$51,981	$12,013	$20,819	$32,832
Diluted income per common share from continuing operations	$0.00		$0.50	$0.12		$0.32
Shares used in computing diluted net income per common share (9)	104,549	(541)	104,008	101,001		101,001

(1) Service provider revenue includes any revenue related to an IPG deployed by a service provider in a subscriber household regardless of whether the ultimate payment for that IPG comes from the service provider or from a manufacturer of a set-top box. IPG revenues for IPGs included in a set-top box deployed by a service provider where payment was made by the set-top box manufacturer were previously classified in Consumer electronics manufacturers. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Adjustments to cost of revenues consist of the following:
		2009	2008
Equity based compensation		$(279)	$(190)
Transition and integration costs		-	(385)
Court awarded fees		(3,372)	-
Total adjustment		$(3,651)	$(575)

(3) Adjustments include $1.5 million and $1.0 million for equity based compensation and $0.0 million and $0.3 million for transition and integration costs in Q409 and Q408, respectively.
(4) Adjustments to selling, general and administrative consist of the following:
		2009	2008
Equity based compensation		$(4,718)	$(3,101)
Transition and integration costs		-	(2,322)
Total adjustment		$(4,718)	$(5,423)

(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under
ASC 470-20 (formerly FSP APB 14-1.)
(7) For 2009, utilization of net operating losses result in an adjusted pro forma tax rate of 11%. For 2008, tax effect adjustments at 33%.
(8) GAAP Pro Forma information for Q409 is the same as our GAAP results. No adjustments have been made to the GAAP results since they are comparative with prior quarters' pro forma results.
(9) Recognize benefit of convertible debt call option, which allows the Company to purchase up to 7.96 million shares of its own stock at approximately $28.28, that is excluded from GAAP EPS calculation as it is anti-dilutive.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS)
(UNAUDITED)
	Twelve Months Ended			Twelve Months Ended
	December 31, 2009			December 31, 2008
	GAAP		Adjusted	GAAP		Adjusted
Revenues:	Pro Forma (10)	Adjustments	Pro Forma	Pro Forma	Adjustments	Pro Forma
Service providers(1)	$230,727	$-	$230,727	$197,027	$-	$197,027
Consumer electronics manufacturers (1)	199,905	-	199,905	183,328	-	183,328
Other	53,279	-	53,279	51,692	-	51,692
	483,911	-	483,911	432,047	-	432,047
Costs and expenses:
Cost of revenues (2)	65,916	(4,652)	61,264	57,757	(1,709)	56,048
Research and development (3)	94,632	(4,697)	89,935	87,813	(3,621)	84,192
Selling, general and adminstrative (4)	133,207	(18,745)	114,462	113,814	13,390	127,204
Depreciation (5)	18,408	-	18,408	18,969	-	18,969
Amortization	81,934	(81,934)	-	82,258	(82,258)	-
Restructuring and asset impairment charges (6)	53,619	(53,619)	-	-	-	-
Total operating expenses	447,716	(163,647)	284,069	360,611	(74,198)	286,413
Operating income from continuing operations	36,195	163,647	199,842	71,436	74,198	145,634
Interest expense (7)	(45,433)	17,037	(28,396)	(51,616)	14,126	(37,490)
Interest income and other, net	4,394	-	4,394	7,288	-	7,288
Loss on debt redemption (8)	(8,687)	8,687	-	-	-	-
Gain on sale of strategic investments	-	-	-	5,238	(5,238)	-
(Loss) income from continuing operations before taxes	(13,531)	189,371	175,840	32,346	83,086	115,432
Income tax expense (benefit) (9)	797	18,545	19,342	(14,248)	39,378	25,130
(Loss) income from continuing operations	$(14,328)	$170,826	$156,498	$46,594	$43,708	$90,302
Diluted (loss) income per common share from continuing operations	$(0.14)		$1.52	$0.45		$0.88
Shares used in computing diluted net (loss) income per common share (11)	100,860	1,254	102,114	101,646		101,646

(1) Service provider revenue includes any revenue related to an IPG deployed by a service provider in a subscriber household regardless of whether the ultimate payment for that IPG comes from the service provider or from a manufacturer of a set-top box. IPG revenues for IPGs included in a set-top box deployed by a service provider where payment was made by the set-top box manufacturer were previously classified in Consumer electronics manufacturers. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Adjustments to cost of revenues consist of the following:
		2009	2008
Equity based compensation		$(783)	$(500)
Transition and integration costs		(497)	(1,209)
Court awarded fees		(3,372)	-
Total adjustment		$(4,652)	$(1,709)
(3) Adjustments include $4.5 million and $2.2 million for equity based compensation and $0.2 million and $1.4 million for transition and integration costs in the years ended December 31, 2009 and 2008, respectively.
(4) Adjustments to selling, general and administrative consist of the following:
		2009	2008
Equity based compensation		$(17,123)	$(11,834)
Transaction costs		(617)	(681)
Transition and integration costs		(1,005)	(6,595)
Insurance settlement		-	32,500
Total adjustment		$(18,745)	$13,390
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate $44.7 million of non-cash asset impairment charges and $8.9 million of restructuring charges.
(7) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under
ASC 470-20 (formerly FSP APB 14-1.)
(8) Adjustments eliminate $5.6 million of non-cash charges and $3.1 million of non-recurring charges in connection with the redemption of 11% Senior Notes.
(9) For 2009, utilization of net operating losses result in an adjusted pro forma tax rate of 11%. For 2008, tax effect adjustments at 34%
and eliminate discrete tax benefit of $11.5 million in the year ended December 31, 2008.
(10) GAAP Pro Forma information is necessary in 2009 to provide comparative operating results. GAAP Pro Forma assumes $275 million of net proceeds from the sale of the Media Properties reduced the debt issued in conjunction with acquiring Gemstar. As such, GAAP Pro Forma includes a $6.6 million reduction in interest expense and a $2.2 million reduction in tax benefit.
(11) Adjust to include dilutive potential common shares as adjustments to pro forma loss from continuing operations resulted in Adjusted Pro Forma Net Income.